UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Avenue, N.W., Suite 450N,		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
6.500% Non-Cumulative Preferred Stock, Series H	AGM.PRH	New York Stock Exchange
6.875% Non-Cumulative Preferred Stock, Series I	AGM.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)Retirement of Chief Executive Officer

On September 25, 2025, Bradford T. Nordholm (“Mr. Nordholm”), the President and Chief Executive Officer of the Federal Agricultural Mortgage Corporation (“Farmer Mac”), advised the company that he is retiring on March 31, 2027, subject to earlier retirement upon mutual agreement of Mr. Nordholm and Farmer Mac.

On June 3, 2026, the Board of Directors (the “Board”) and Mr. Nordholm agreed to terms for Mr. Nordholm’s earlier retirement as Chief Executive Officer of Farmer Mac effective as of July 1, 2026. Mr. Nordholm will continue to support the Chief Executive Officer transition at Farmer Mac through September 30, 2026, as senior advisor to Farmer Mac’s Chief Executive Officer, with the honorary title of CEO Emeritus.

(c) Appointment of Chief Executive Officer

On June 3, 2026, the Board affirmed that Zachary N. Carpenter (“Mr. Carpenter”) would begin service as Farmer Mac’s Chief Executive Officer on July 1, 2026, according to its September 25, 2025, designation of Mr. Carpenter as Mr. Nordholm’s successor and appointment of Mr. Carpenter as Farmer Mac’s Chief Executive Officer upon Mr. Nordholm’s last day of employment as Farmer Mac Chief Executive Officer.

Additional information regarding Mr. Carpenter can be found in the Current Report on Form 8-K filed with the SEC on September 30, 2025 (the “September Form 8-K”).

A description of Mr. Carpenter’s compensation arrangement with Farmer Mac is set forth under Item 5.02(e) of this report.

(e) Compensatory Arrangements of Certain Officers

Bradford T. Nordholm’s Amended Employment Agreement

On June 3, 2026, Farmer Mac entered into the Third Amendment to Amended Employment Agreement (the “Third Amendment”) with Mr. Nordholm. The Third Amendment amends portions of the existing amended employment agreement between Farmer Mac and Mr. Nordholm dated December 23, 2020, as amended by the First Amendment to Amended Employment Agreement dated September 28, 2022, and as further amended by the Second Amendment to Amended Employment Agreement dated September 25, 2025 (collectively, together with the Third Amendment the “Nordholm Employment Agreement”). The Third Amendment provides as follows:

• Reflects the mutual agreement of Mr. Nordholm and Farmer Mac with respect to the early termination of Mr. Nordholm’s employment as Chief Executive Officer of Farmer Mac effective as of July 1, 2026 (the “Transition Start Date”) and provides that from the Transition Start Date through September 30, 2026 (the “Transition Termination Date”) Mr. Nordholm will be employed as a senior advisor to the Chief Executive Officer of Farmer Mac, with the honorary title of CEO Emeritus, reporting to the Chief Executive Officer of Farmer Mac who will determine and direct Mr. Nordholm’s duties.

• Provides that Mr. Nordholm’s incentive salary (annual cash bonus) it will be: (A) payable in a lump sum no later than ten (10) business days following the adjournment of the first regularly scheduled meeting of the Board following the Transition Termination Date; (B) determined based on Farmer Mac’s pro forma performance through the end of the most recently completed fiscal quarter on or prior to the Transition Termination Date, in relation to threshold, target, and maximum amounts for various metrics specified by the Compensation Committee of the Board, so it may be paid below, at, or above the incentive salary target; and (C) prorated based on the number of days Mr. Nordholm is employed by Farmer Mac during 2026 through the Transition Termination Date.

• Provides that the amount of 2026 RSUs granted to Mr. Nordholm in 2026 shall be prorated to reflect the actual number of days Mr. Nordholm was employed by Farmer Mac after January 1, 2026 through the Transition Termination Date and such 2026 RSU’s will vest on the Transition Termination Date.

• Amends the period of time for which Mr. Nordholm is entitled to payment or reimbursement for COBRA coverage.

Except as specifically set forth in the Third Amendment, all other terms and conditions of the Nordholm Employment Agreement remain unmodified and in full force and effect.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this report. Mr. Nordholm's Amended Employment Agreement dated December 23, 2020 was filed as Exhibit 10.1 to the Current Report on Form 8-K filed December 30, 2020. Mr. Nordholm’s First Amendment to Amended Employment Agreement dated September 28, 2022 was filed as Exhibit 10.1 to the Current Report on Form 8-K filed October 4, 2022. Mr. Nordholm’s Second Amendment to Amended Employment Agreement dated September 25, 2025 was filed as Exhibit 10.1 to the Current Report on Form 8-K filed September 30, 2025. These exhibits are incorporated by reference in this report.

Zachary N. Carpenter Employment Agreement as President and Chief Executive Officer

Details of Mr. Carpenter’s compensation arrangement for his appointment as Chief Executive Officer were included the September Form 8-K and the Employment Agreement between Mr. Carpenter and Farmer Mac was included as Exhibit 10.2 to the September Form 8-K, and such exhibit is incorporated by reference in this report.

Item 7.01 Regulation FD Disclosure.

On June 8, 2026, Farmer Mac issued a press release to announce that its Board had approved July 1, 2026, as the effective date for Mr. Carpenter, currently President and Chief Operating Officer, to assume the role of Chief Executive Officer, succeeding Mr. Nordholm. Mr. Nordholm will transition to serve as senior advisor to the Chief Executive Officer with the honorary title of CEO Emeritus through September 30, 2026.

A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of Exhibit 99 be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in that filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

10.1    Third Amendment to Amended Employment Agreement between Farmer Mac and Bradford T. Nordholm dated June 3, 2026.

99    Press Release dated June 8, 2026

104    Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Geraldine I. Hayhurst
Name: Geraldine I. Hayhurst
Title: Executive Vice President – Chief Legal Officer

Dated: June 8, 2026